Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Stark Beneficial (the “Company”) for the year ended May 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Stark Beneficial, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 11, 2014

/s/ Michael Anthony
Michael Anthony
Chief Executive Officer and Chief Financial Officer